UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): February 5, 2013

TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-23212	36-3885440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois	60606-6622
(Address of Principal Executive Offices)	(Zip Code)

(312) 379-8397
(Registrant's Telephone Number, Including Area Code) ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Telular Corporation (the “Company”) on February 5, 2013, the stockholders of the company approved the Fourth Amended and Restated 2008 Employee Stock Incentive Plan (the “Employee Plan”) to increase the total number of shares of the Company's common stock reserved for issuance under the Employee Plan by 600,000 to 2,475,000 shares of common stock.

At the Annual Meeting, the stockholders of the Company approved the Company's Fifth Amended and Restated Non-Employee Director Stock Incentive Plan (the “Non-Employee Director Plan”) to increase the number of shares of the Company’s common stock reserved for issuance under the Non-Employee Director Plan by 50,000 to 695,000 shares of common stock.

The foregoing description of the Employee Plan and the Non-Employee Director Plan are qualified in their entirety by reference to the Employee Plan and the Non-Employee Director Plan, which are filed as Annex A and Annex B, respectively, to the Company’s Definitive Proxy Statement filed with the SEC on December 19, 2012 and are hereby incorporated by reference.

Item 5.07.             Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on February 5, 2013.  The total number of voting shares was 17,164,200, of which 15,227,214 votes were cast and are summarized in the table below:

Proposal 1:	Election of Directors				Broker
	Name		For	Withheld	Non-Votes

	Lawrence S. Barker		9,448,755	104,492	5,673,967
	Joseph A. Beatty		9,445,115	108,132	5,673,967
	Betsy J. Bernard		9,307,848	245,399	5,673,967
	Brian J. Clucas		9,446,158	107,088	5,673,967
	John W. Handy		9,356,041	197,206	5,673,967
	Jeffrey Jacobowitz		9,445,448	107,799	5,673,967
	M. Brian McCarthy		9,356,066	197,181	5,673,967

					Broker
		For	Against	Abstentions	Non-Votes
Proposal 2:	To approve the Fourth Amended and Restated 2008 Employee Stock Incentive Plan and to increase the number of shares of common stock reserved for issuance under the plan by 600,000.	7,884,740	1,368,856	299,651	5,673,967

Proposal 3:	To approve the Fifth Amended and Restated Non-Employee Director Stock Incentive Plan and to increase the number of shares of common stock reserved for issuance under the plan by 50,000.	7,839,538	1,412,148	301,561	5,673,967

Proposal 4:	Advisory vote for the approval of compensation for the named executive officers of the Company.	8,978,380	192,970	381,897	5,673,967

Proposal 5:	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2013.	14,856,573	60,668	309,973

Item 9.01.             Exhibits and Financial Statements.

Exhibit No.           Description

10.1
Fifth Amended and Restated Non-Employee Director Stock Incentive Plan (previously filed as Annex B to the Company’s Definitive Proxy Statement filed with the SEC on December 19, 2012 (File No. 000-23212))

10.2	Fourth Amended and Restated 2008 Employee Stock Incentive Plan (previously filed as Annex B to the Company’s Definitive Proxy Statement filed with the SEC on December 19, 2012 (File No. 000-23212))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELULAR CORPORATION

Date: February 8, 2013	By:	/s/ Robert Deering
Robert Deering Chief Accounting Officer